Exhibit 99.1
LOS ANGELES SINGAPORE KUALA LUMPUR INDONESIA BANGKOK SUZHOU TIANJIN CHONGQING

FOR IMMEDIATE RELEASE	Company Contact: Investor Contact: A. Charles Wilson Berkman Associates Chairman (310) 477-3118 (818) 787-7000 info@BerkmanAssociates.com

Trio-Tech Reports First Quarter Fiscal 2019 Results

Van Nuys, CA -- November 13, 2018 – Trio-Tech International (NYSE MKT: TRT) today announced financial results for the first quarter of fiscal 2019.

For the three months ended September 30, 2018, revenue decreased 8% to $10,045,000 compared to revenue of $10,945,000 for the first quarter of fiscal 2018. Manufacturing revenue decreased to $3,637,000 from $4,765,000 last year, primarily due to lower orders from customers in Suzhou, China and Singapore. Semiconductor testing services revenue decreased to $4,437,000 compared to $4,605,000 last year, primarily reflecting lower orders from customers in Tianjin, China. Distribution revenue increased to $1,944,000 for this year's first quarter from $1,536,000 for the first quarter last year, driven by increased orders from customers in Singapore.

Gross margin for this year's first quarter declined to $2,101,000, or 21% of revenue, compared to $2,760,000, or 25% of revenue, a year earlier.

Operating expenses for the first quarter of fiscal 2019 decreased 11% to $1,978,000, compared to $2,213,000, for the first quarter of fiscal 2018.

Net income attributable to Trio-Tech common shareholders for the first quarter of fiscal 2019 was $65,000, or $0.02 per diluted share. This compares to net income attributable to Trio-Tech shareholders for the first quarter of fiscal 2018 of $575,000, or $0.16 per diluted share.

Shareholders' equity at September 30, 2018 was $23,167,000, or $6.42 per outstanding share, compared to $23,501,000, or $6.61 per outstanding share, at June 30, 2018. There were approximately 3,608,055 common shares outstanding at September 30, 2018, compared to 3,553,055 common shares outstanding at June 30, 2018.

CEO Comments

S.W. Yong, Trio-Tech's CEO, said, "Our first quarter results were affected by lower revenue in our manufacturing and testing operations, as well as an unfavorable manufacturing product mix. These factors offset higher revenue and margins in our distribution segment. This year's first quarter results are not indicative of our expectations for Trio-Tech's financial performance for the remainder of the fiscal year. We are optimistic regarding our opportunities for improved results, and we are working diligently with our current and prospective customers to achieve our goals for growth and profitability."

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16139 Wyandotte Street, Van Nuys, CA 91406, USA ● TEL: (818) 787-7000 ● FAX (818) 787-9130

Trio-Tech Reports First Quarter Fiscal 2019 Results
November 13, 2018
Page Two

About Trio-Tech

Established in 1958 and headquartered in Van Nuys, California, Trio-Tech International is a diversified business group with interests in semiconductor testing services, manufacturing and distribution of semiconductor testing equipment, and real estate. Further information about Trio-Tech's semiconductor products and services can be obtained from the Company's Web site at www.triotech.com, www.universalfareast.com, and www.ttsolar.com.

Forward Looking Statements

This press release contains statements that are forward looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and may contain forward looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and assumptions regarding future activities and results of operations of the Company. In light of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, the following factors, among others, could cause actual results to differ materially from those reflected in any forward looking statements made by or on behalf of the Company: market acceptance of Company products and services; changing business conditions or technologies and volatility in the semiconductor industry, which could affect demand for the Company's products and services; the impact of competition; problems with technology; product development schedules; delivery schedules; changes in military or commercial testing specifications which could affect the market for the Company's products and services; difficulties in profitably integrating acquired businesses, if any, into the Company; risks associated with conducting business internationally and especially in Asia, including currency fluctuations and devaluation, currency restrictions, local laws and restrictions and possible social, political and economic instability; changes in U.S. and global financial and equity markets, including market disruptions and significant interest rate fluctuations; and other economic, financial and regulatory factors beyond the Company's control. Other than statements of historical fact, all statements made in this Quarterly Report are forward looking, including, but not limited to, statements regarding industry prospects, future results of operations or financial position, and statements of our intent, belief and current expectations about our strategic direction, prospective and future financial results and condition. In some cases, you can identify forward looking statements by the use of terminology such as "may," "will," "expects," "plans," "anticipates," "estimates," "potential," "believes," "can impact," "continue," or the negative thereof or other comparable terminology. Forward looking statements involve risks and uncertainties that are inherently difficult to predict, which could cause actual outcomes and results to differ materially from our expectations, forecasts and assumptions.

(tables attached)

TRIO-TECH INTERNATIONAL AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME
UNAUDITED (IN THOUSANDS, EXCEPT EARNINGS PER SHARE)

	Three Months Ended
	September 30
Revenue	2018	2017

Manufacturing	$3,637	$4,765
Testing services	4,437	4,605
Distribution	1,944	1,536
Others	27	39

	10,045	10,945
Cost of Sales
Cost of products sold	2,857	3,649
Cost of testing services rendered	3,383	3,139
Distribution	1,686	1,368
Others	18	29

	7,944	8,185

Gross Margin	2,101	2,760

Operating Expenses:
General and administrative	1,759	1,839
Selling	147	179
Research and development	72	184
Loss on disposal of property, plant and equipment	--	11

Total operating expenses	1,978	2,213

Income from Operations	123	547

Other Income (Expenses)
Interest expenses	(78)	(58)
Other income, net	43	158

Total other (Expenses) income	(35)	100

Income from Continuing Operations before Income Taxes	88	647
Income Tax Expense	(74)	(42)

Income from Continuing Operations before Non-controlling Interest, net of tax	14	605

(Loss) from discontinued operations, net of tax	(8)	(3)

NET INCOME	6	602

Less: Net income attributable to the non-controlling interest	(59)	27

Net Income attributable to Trio-Tech International	$65	$575

Net Income Attributable to Trio-Tech International:
Income from continuing operations, net of tax	69	576
Loss from discontinued operations, net of tax	(4)	(1)

Net Income Attributable to Trio-Tech International	$65	$575

Earnings per share
Basic earnings per share	$0.02	$0.16

Diluted earnings per share	$0.02	$0.16

Weighted Average Shares Outstanding - Basic	3,608	3,533
Weighted Average Shares Outstanding - Diluted	3,732	3,673

TRIO-TECH INTERNATIONAL AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME
UNAUDITED (IN THOUSANDS, EXCEPT EARNINGS PER SHARE)

	Three Months Ended
	September 30,
	2018	2017

Comprehensive Income Attributable to Trio-Tech International:

Net income	$6	$602
Foreign currency translation, net of tax	(539)	375

Comprehensive (Loss) Income	(533)	977

Less: comprehensive (loss) income attributable to non-controlling interests	(135)	27

comprehensive (loss) Income Attributable to Trio-Tech International	$(398)	$950

TRIO-TECH INTERNATIONAL AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(IN THOUSANDS, EXCEPT NUMBER OF SHARES)

	Sep. 30, 2018	June 30, 2018
ASSETS	(unaudited)
CURRENT ASSETS:
Cash and cash equivalents	$7,101	$6,539
Short-term deposits	1,011	653
Trade accounts receivable, net	8,121	7,747
Other receivables	889	881
Inventories, net	2,386	2,930
Prepaid expenses and other current assets	330	208
Assets held for sale	486	91

Total current assets	20,324	19,049

Deferred tax assets	406	400
Investment properties, net	693	1,146
Property, plant and equipment, net	12,267	11,935
Other assets	1,664	2,249
Restricted term deposits	1,685	1,695

Total non-current assets	16,715	17,425

TOTAL ASSETS	$37,039	$36,474

LIABILITIES AND SHAREHOLDERS’ EQUITY

CURRENT LIABILITIES:
Lines of credit	$2,133	$2,043
Accounts payable	2,939	3,704
Accrued expenses	3,571	3,172
Income taxes payable	255	285
Current portion of bank loans payable	478	367
Current portion of capital leases	248	250

Total current liabilities	9,624	9,821

Bank loans payable, net of current portion	2,647	1,437
Capital leases, net of current portion	450	524
Deferred tax liabilities	359	327
Income taxes payable	756	828
Other non-current liabilities	36	36

Total non-current liabilities	4,248	3,152

TOTAL LIABILITIES	$13,872	$12,973

EQUITY

TRIO-TECH INTERNATIONAL'S SHAREHOLDERS' EQUITY:
Common stock, no par value, 15,000,000 shares authorized;
3,608,055 and 3,553,055 issued and outstanding at
September 30, 2018 and June 30, 2018, respectively	$11,222	$11,023
Paid-in capital	3,251	3,249
Accumulated retained earnings	5,590	5,525
Accumulated other comprehensive gain-translation adjustments	1,719	2,182

Total Trio-Tech International shareholders' equity	21,782	21,979

Non-controlling interest	1,385	1,522

TOTAL EQUITY	$23,167	$23,501

TOTAL LIABILITIES AND EQUITY	$37,039	$36,474